                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        August 26, 1994
                                                 ----------------------------

                                   COMBANCORP
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             (Exact name of registrant as specified in its charter)


    California                        0-15984            95-3737171
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(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              File Number)     Identification No.)


6001 E. Washington Boulevard, City of Commerce, California      90040
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:    (213) 724-8800
                                                    -------------------------

                    Inapplicable
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(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)  Financial Statements of Business Acquired

        Not applicable. The Company believes that the assets acquired and liabilities assumed do not constitute a business which has continuity for which historical financial statements would be relevant.

   (b)  Pro Forma Financial Information

        Pro forma financial information reflecting the assets acquired and liabilities assumed as of the date of acquisition of August 26, 1994 have been included, which give effect to the transaction as if it occurred on June 30, 1994. The Company does not have access to any income statement information related to the assets acquired and liabilities assumed. Consequently, only unaudited pro forma condensed balance sheet information is presented together with notes to unaudited pro forma condensed financial statements.





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
COMBANCORP AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

The unaudited pro forma balance sheet reflects the August 26, 1994 purchase and assumption of certain assets and liabilities of Capital Bank by Commerce National Bank, a wholly owned subsidiary of COMBANCORP, as part of a consortium with Landmark Bank, pursuant to an Insured Deposit Purchase and Assumption Agreement with the Federal Deposit Insurance Corporation. The unaudited pro forma balance sheet presents the balance sheet as if the transaction occurred on June 30, 1994, the date of the Company's most recent consolidated balance sheet, as filed as part of Form 10-Q.

A further description of the transaction follows the unaudited pro forma condensed balance sheet.

The premium paid for this transaction of $185,000, including expenses, has been reflected in the pro forma adjustments column.





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
COMBANCORP AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
(IN THOUSANDS OF DOLLARS)



                                                              Assets
                                          COMBANCORP       Acquired and
                                         June 30, 1994      Liabilities        Pro Forma
 ASSETS                                  (Historical)         Assumed         Adjustments        Pro Forma
-----------------------------------------------------------------------------------------------------------
 Cash and due from banks - demand         $ 3,888            $17,312        $ 1)     (185)        $21,015
 Federal funds sold                         5,440                 --                   --           5,440
                                        -------------------------------------------------------------------


        CASH AND CASH EQUIVALENTS           9,328             17,312                 (185)         26,455



 Interest bearing deposits with
    financial institutions                  7,709                 --                   --           7,709
 Securities held to maturity                  120                 --                   --             120
 Securities available for sale             13,886                 --                   --          13,886
 Loans                                     21,086              5,750                               26,836
    Less:
      Deferred loan fees and costs            (82)                --                   --             (82)
      Unearned discount on acquired
         loans                                (41)              (526)                  --            (567)
      Allowance for loan losses              (565)                --                   --            (565)
                                        -------------------------------------------------------------------

        NET LOANS                          20,398              5,224                   --          25,622
                                        -------------------------------------------------------------------
 Premises and equipment, net                1,361                 --                   --           1,361
 Accrued interest receivable and
    other assets                              707                 --          1)      185             892
                                        -------------------------------------------------------------------

        TOTAL ASSETS                      $53,509            $22,536        $          --         $76,045
                                        ===================================================================



See Notes to Unaudited Pro Forma Condensed Balance Sheet.





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

                                                                Assets
                                                               Acquired
                                                                  and
                                             COMBANCORP       Liabilities       Pro Forma
 LIABILITIES AND SHAREHOLDERS' EQUITY       June 30, 1994       Assumed        Adjustments     Pro Forma
 ---------------------------------------------------------------------------------------------------------
 Deposits
    Demand - noninterest bearing            $15,992           $ 8,201         $        --       $24,193
    Savings and other interest
      bearing accounts                       22,095             8,614                  --        30,709
    Time, $100,000 and over                   3,573             2,707                  --         6,280
    Other time                                5,941             2,960                  --         8,901
                                         -----------------------------------------------------------------


       TOTAL DEPOSITS                        47,601            22,482                  --        70,083


 Accrued interest payable and
   other liabilities                            220                54                  --           274
                                         -----------------------------------------------------------------


       TOTAL LIABILITIES                     47,821            22,536                  --        70,357
                                         -----------------------------------------------------------------



 Shareholders' Equity
    Common stock                              4,453                --                  --        4,453
    Retained earnings                         1,252                --                  --        1,252
    Unrealized (loss) on securities
      available for sale, net                   (17)               --                  --          (17)
                                         -----------------------------------------------------------------


       TOTAL SHAREHOLDERS' EQUITY             5,688                --                  --        5,688
                                         -----------------------------------------------------------------



       TOTAL LIABILITIES AND
          SHAREHOLDERS' EQUITY              $53,509          $22,536          $        --      $76,045
                                         =================================================================





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
COMBANCORP AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


DESCRIPTION OF TRANSACTION

On August 26, 1994, Commerce National Bank (the Bank), a wholly owned subsidiary of COMBANCORP, as part of a consortium with Landmark Bank, entered into an Insured Deposit Purchase and Assumption Agreement (Agreement) with the Federal Deposit Insurance Corporation (FDIC) for the purchase and assumption of certain assets and liabilities of Capital Bank. The Bank purchased $674,000 of assets consisting of cash and assumed $22,536,000 of deposit liabilities, principally insured, and accrued interest of the Downey branch for a premium of $185,000, including expenses. In addition, the Bank obtained a month-to-month lease on the Downey branch facility of Capital Bank, with an option to purchase, and hired ten former employees of Capital Bank to staff the existing facility.

As part of the "bid process" on Capital Bank, the Bank evaluated various loan pools available for sale. The Bank elected to purchase approximately $5,224,000 of net loans, at fair value, in pools of installment, commercial and commercial real estate credits from the FDIC.

The premium paid for this acquisition will be amortized over a period of seven years on a straight-line method.

LOAN PORTFOLIO

Types of Loans

The composition of the loans acquired and their respective yields are as follows as of August 26, 1994:


                                                                    Balance       Average
                                                                   ($1,000s)       Yield
                                                                   -----------------------

 Commercial                                                           $3,223         11.3%
 Real estate other                                                     2,125         11.9
 Installment loans                                                       402         12.2
                                                                      ------         ====
                                                                       5,750
 Unearned discount on acquired loans                                    (526)
                                                                      ------
                                                                      $5,224
                                                                      ======





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
COMBANCORP AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


Maturities and Sensitivity to Changes in Interest Rates

The following sets forth the amount of total loans acquired (excluding installment loans) at August 26, 1994 which are based on remaining scheduled principal repayments due in one year or less, after one year through five years and after five years. The amounts outstanding which are due after one year are classified according to their sensitivity to changes in interest rates.

 FACE VALUE                                                  ($1,000s)


 One year or less                                              $3,593


 After one year through five years
    Floating interest rate                                      1,236
    Fixed interest rate                                           119

 After five years
    Floating interest rate                                          4
    Fixed interest rate                                           396
                                                               ------

                                                               $5,348
                                                               ======



As of August 26, 1994, none of the loans acquired were classified as nonaccrual or were contractually past due 90 days or more and still accruing interest.

Unearned discounts on loans acquired are amortized to income over the contractual life of the loans.

The Company will provide an allowance for loan losses on these loans consistent with their current policy.





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
COMBANCORP AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


DEPOSITS

The deposit balances acquired as of August 26, 1994 are summarized as follows:

                                                                                               Average
                                                                                  Balance       Rate
                                                                                 ($1,000s)      Paid
                                                                                 ---------------------

 Demand deposits, noninterest bearing                                             $ 8,201         --%
 Money market demand                                                                2,354        2.6
 Savings and other interest bearing demand                                          6,260        2.4
 Time deposits                                                                      5,667        3.0
                                                                                  -------
                                                                                  $22,482
                                                                                  =======



Included in the above are approximately $2,000,000 of deposits the Company was required to hold on behalf of the FDIC and which will be subsequently paid to the FDIC.

IMPACT OF ACQUISITION

Overall, the impact of this transaction was to increase net assets by $22,536,000 to $76,045,000. On a pro forma basis, capital ratios were as follows:



                                                                                  June 30,
                                                                                    1994         Pro
                                                                                   Actual       Forma
                                                                                  -------------------
 Bank level
   Capital to risk-weighted assets                                                   21.5%      40.6%
   Leverage ratio                                                                     9.8        7.1


The Bank acquired approximately $22,400,000 of deposits which included approximately $2,000,000 of uninsured deposits held on behalf of the FDIC and $2,000,000 of TCDs which paid off shortly after the acquisition. The net of $18,400,000 was used to fund the approximately $674,000 of vault cash and the $5,224,000 of loans, net, with the balance of approximately $12,500,000 available to increase the Bank's liquidity. At June 30, 1994, the Company had a liquidity ratio of 57.5% and with the addition of the approximate $13,200,000 of liquid assets the Company's liquidity ratio would increase to 61.5%. On an interim basis, these funds will be invested in federal funds sold or short-term investment securities. This, coupled with the Bank's existing low loan-to-deposit ratio, provides the Bank significant opportunities to fund future loan demand.





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
COMBANCORP AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


As noted elsewhere, the Company does not have any historical operating information related to the assets acquired and liabilities assumed associated with the Downey branch.

The Company anticipates improved overall operating results through the addition of the relatively low cost deposit base to fund future loan demand and investment activity. A nominal increase in the operating expenses of the Company principally related to facility, personnel and related operational costs of the branch are anticipated.

Future results will be dependent on the Company's ability to retain the deposit base acquired, generate sufficient loan demand and to invest excess funds in alternative investments at reasonable rates of return.





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
                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   August 18, 1995                 By:  /s/ RICHARD F. DEMERJIAN
                                             ----------------------------
                                             Richard F. Demerjian
                                             Chief Executive Officer



Date:   August 18, 1995                 By:  /s/ ESTHER G. WILSON
                                             ----------------------------
                                             Esther G. Wilson
                                             Chief Financial Officer




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